UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 13, 2013

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Suite 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(800) 356-6463
(Issuer’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
On November 13, 2013, the Board of Directors established two committees of the Board of Directors:  an Audit Committee and a Nominating Committee.

The Board appointed three independent directors, John Levy, Evan Stone, and Mario Concha, to each committee.  The Board appointed Mr. Levy as Chairman of the Audit Committee and Mr. Concha as Chairman of the Nominating Committee.

The Board also adopted charters for each committee.  They are included as exhibits to this filing.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1                      Charter of the Audit Committee of Applied Minerals, Inc.

Exhibit 99.2                       Charter of the Nominating Committee of Applied Minerals, Inc.

 SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	November 13, 2013	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
President and Chief Executive Officer